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Exhibit 32

ArQule, Inc.

CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER

        The undersigned, Paolo Pucci, Chief Executive Officer of ArQule, Inc. (the "Company") and Peter S. Lawrence, President and Chief Operating Officer (Principal Financial Officer) of the Company, both duly elected and currently serving, do each hereby certify that, to the best of his/her knowledge:

  1.
  The annual report on Form 10-K for the period ending December 31, 2008, filed on behalf of the Company pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and containing the financial statements of the Company, fully complies with the requirements of section 13(a) of the Exchange Act; and

  2.
  The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by such annual report.

        This certification accompanies the Company's Annual Report on Form 10-K for the year ended December 31, 2008 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "2002 Act") and shall not be deemed filed by the Company for purposes of Section 18 of the Exchange Act.

        This certification is being made for the exclusive purpose of compliance by the Chief Executive Officer and Acting Principal Accounting and Financial Officer of the Company with the requirements of Section 906 of the 2002 Act, and may not be disclosed, distributed or used by any person for any reason other than as specifically required by law.

        IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 6th day of March 2009.

/s/ PAOLO PUCCI
Name:	Paolo Pucci
Title:	Chief Executive Officer
/s/ PETER S. LAWRENCE
Name:	Peter S. Lawrence
Title:	President and Chief Operating Officer (Principal Financial Officer)

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  Exhibit 32
ArQule, Inc. CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER